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                                          497(e) File Nos. 33-36556 and 811-6154

Supplement dated August 27, 1998 to Prospectus dated May 1, 1998

CitiFunds(SM) Emerging Asian Markets Equity Portfolio

Effective immediately, the Fund is no longer accepting purchase orders for its shares. The Fund's Board of Trustees has voted to liquidate the Fund, and liquidation is expected to occur on or about November 2, 1998.